SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

SCS TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri	64111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 960-3664

No Changes.

(Former name or former address, if changed since last report.)

Item 7. Exhibits.
Item 9. Information Being Provided Under Item 12.
SIGNATURE
EX-99.1 Press Release

Item 7. Exhibits.

99.1	Press release of SCS Transportation, Inc. dated April 24, 2003

Item 9. Information Being Provided Under Item 12.

On April 24, 2003, SCS Transportation, Inc. issued a press release announcing its first quarter 2003 results. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 in accordance with Release No. 34-47583.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS TRANSPORTATION, INC.

(Registrant)

Date:	April 24, 2003	By: /s/ James J. Bellinghausen

James J. Bellinghausen
Vice President of Finance and
Chief Financial Officer